DELAWARE GROUP EQUITY FUNDS V

Delaware Dividend Income Fund

(formerly Delaware Retirement Income Fund)

Supplement to the Prospectuses dated

January 31, 2003 (Revised as of October 1, 2003)

The following replaces the third bullet point under the section of the Prospectuses entitled "Who should invest in the Fund":

    investors looking for supplemental quarterly income from an investment that also offers possible protection against inflation.

This Supplement is dated October 1, 2003.